UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): March 26, 2008

                      Lightwave Logic, Inc.
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     (Exact name of registrant as specified in its charter)

          Nevada                  0-52567         82-049-7368
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(State or other jurisdiction    (Commission      (IRS Employer
   of incorporation)            File Number)  Identification No.)

2601 Annand Dr., Suite #16, Wilmington, Delaware     19808
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   (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (302) 998-8824

               Third-Order Nanotechnologies, Inc.
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of
          Directors; Appointment of Officers; Compensatory
          Arrangements of Certain Officers

      On January 8, 2008, Lightwave Logic, Inc. f/k/a Third-Order Nanotechnologies, Inc.'s (the "Company") Board of Directors increased the number of board members from three to four and appointed William C. Pickett, III to fill the vacancy on the Board of Directors of the Company. Mr. Pickett's term will continue until the next annual stockholder's meeting or until his successor is duly appointed.

      There are no arrangements or understandings between Mr. Pickett and any other persons pursuant to which he was elected to serve on the Board. The Board of Directors has no specific
Committees of the Board of Directors at this time. In exchange for serving on our Board of Directors, pursuant to a written agreement, Mr. Pickett received an option to purchase up to one hundred thousand (100,000) thousand shares of restricted common stock of the Company at the strike price of $0.72 per share.

Item 5.03  Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year

      Effective March 10, 2008, the Company amended its articles of incorporation to (i) change the Company's name to Lightwave Logic, Inc.; and (ii) increase the number of authorized shares of Company common stock from 50,000,000 to 100,000,000. The Company's trading symbol was changed to OTCBB: LWLG.

      Information  concerning  the Company's  amendments  to  its articles of incorporation was previously disclosed in the Company's Definitive Schedule 14C Information Statement filed with the Securities and Exchange Commission on February 19, 2008.

Item 7.01 Regulation FD Disclosure

      On  March  26,  2008, the Company issued  a  press  release reporting that the Company commenced production of its first prototype photonic chip. The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

      On March 7, 2008, the Company issued a press release reporting that the Company amended its articles of incorporation, effective March 10, 2008, to (i) change the Company's name to Lightwave Logic, Inc.; and (ii) increase the number of authorized shares of Company common stock from 50,000,000 to 100,000,000. Also, that the Company's trading symbol was changed to OTCBB:
LWLG. The full text  of the  press release is attached as Exhibit
99.2 to this Current Report and is incorporated herein by reference.

      On January 23, 2008, the Company issued a press release reporting that William Pickett was appointed to the Board of Directors for the Company. The full text of the press release is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference.


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Item 9.01 Financial Statements and Exhibits

  Exhibit No.  Description

  03.1         Certificate of Amendment to Articles of Incorporation*
  10.1         Director Agreement-William C. Pickett, III
  99.1         Press release dated March 26, 2008
  99.2         Press release dated March 7, 2008
  99.3         Press release dated January 23, 2008

*Incorporated by reference to the Company's Definitive Schedule
14C Information Statement filed on February 19, 2008.


                           SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/Harold R. Bennett
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   Harold R. Bennett, CEO

Dated March 26, 2008






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